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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Mackinac Financial Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A
CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         MACKINAC FINANCIAL CORPORATION

                             130 SOUTH CEDAR STREET
                           MANISTIQUE, MICHIGAN 49854
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 25, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mackinac Financial Corporation (the "Corporation"), a Michigan corporation, will be held on Wednesday, May 25, 2005, at 5:00 p.m. at the Comfort Inn, 726 East Lakeshore Drive, Manistique, Michigan 49854, for the following purposes:

      1. To elect two (2) Directors, each to hold office for a three-year term.

      2. To transact such other business as may properly come before the annual meeting, all in accordance with the accompanying proxy statement.

The Board of Directors has fixed April 25, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment of the meeting.

                                          By order of the Board of Directors

                                          /s/ PAUL D. TOBIAS
                                          Paul D. Tobias
                                          Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NOTE THAT IF THE STOCK IS HELD IN MORE THAN ONE NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

Dated: May 3, 2005

                         MACKINAC FINANCIAL CORPORATION
                             130 SOUTH CEDAR STREET
                           MANISTIQUE, MICHIGAN 49854

                                PROXY STATEMENT

This proxy statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Mackinac Financial Corporation (the "Corporation"), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, May 25, 2004, at 5:00 p.m., at the Comfort Inn, 726 East Lakeshore Drive, Manistique, Michigan 49854, for the purposes set forth in the accompanying notice and in this proxy statement.

This proxy statement is being mailed on or about May 3, 2005, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on April 25, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. As of April 25, 2005, 3,428,695 shares of common stock were outstanding. Each outstanding share will entitle the holder to one vote on each matter presented for vote at the meeting.

If a proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the proxy will be voted at the meeting and any adjournment of the meeting. If a shareholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all of the nominees named in the proxy statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Chief Executive Officer of the Corporation in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation. A plurality of the votes cast at the meeting is required to elect the nominees as Directors of the Corporation. The two nominees who receive the largest number of affirmative votes cast at the meeting will be elected as Directors. Shares not voted at the meeting, whether by broker nonvote, or otherwise, will not be treated as votes cast at the meeting and will have no effect on the outcome of the voting. An abstention will have no effect on the voting for Directors.

                             ELECTION OF DIRECTORS

The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of five (5) and a maximum of sixteen (16) members. The Board of Directors has fixed the number of Directors at seven (7). The Articles of Incorporation of the Corporation and the Bylaws also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered three-year terms of office. Two persons have been nominated for election to the Board, each to serve a three-year term expiring at the 2008 Annual Meeting of Shareholders.

Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for Messrs. Bess and Bittner, the nominees named below. Messrs. Bess and Bittner are currently Directors of the Corporation, and its subsidiary, mBank (the "Bank"), and a member of the class of Directors of the Corporation whose term expires at the 2005 Annual Meeting. In the event that any of the nominees shall become unavailable, which is not anticipated, the Board of Directors at its discretion may reduce the number of Directors or designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. BESS AND BITTNER, THE TWO PERSONS NOMINATED BY THE BOARD.

INFORMATION ABOUT DIRECTORS AND NOMINEES

DIRECTOR INFORMATION

The following information has been furnished to the Corporation by the respective Directors. Each of them has been engaged in the occupations stated below during the periods indicated, or if no period is indicated, for more than five years.

                                                                                      Director of
                                       Age          Principal Occupation           Corporation Since
                                       ---          --------------------           -----------------
NOMINEES STANDING FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 2008
C. James Bess......................     66    Vice Chairman of the Corporation,          2003
  (See below for prior occupations)           and President and Chief Executive
                                              Officer of the Bank, December
                                              2004 to present
Dennis B. Bittner..................     55    Owner and President, Bittner               2001
                                              Engineering

CONTINUING DIRECTORS

                                DIRECTORS WHOSE TERMS EXPIRE IN 2006
Robert H. Orley....................     49    Real Estate Developer, Vice                2004
                                              President and Secretary of Real
                                              Estate Investment Group, Inc.
Randolph C. Paschke................     55    From May 1970 to August 2002 --            2004
                                              worked in Tax Services at Arthur
                                              Anderson LLP. Served as a partner
                                              in Arthur Anderson LLP from
                                              September 1982 until August 2002.
                                              Served as Managing Partner --
                                              U.S. International Tax Trade
                                              Services at Arthur Anderson LLP
                                              from 2001 -- 2002. Served as
                                              Managing Partner -- Great Lakes
                                              International Tax Services at
                                              Arthur Anderson LLP from
                                              1999 -- 2001. From August 2002 to
                                              present -- Chair, Department of
                                              Accounting in the School of
                                              Business Administration at Wayne
                                              State University
Walter J. Aspatore.................     61    Investment Banking, Amherst                2004
                                              Partners

                                DIRECTORS WHOSE TERMS EXPIRE IN 2007
Eliot R. Stark.....................     52    Executive Vice President and               2004
                                              Chief
  (See below for prior occupations)           Financial Officer of the
                                              Corporation and the Bank from
                                              December 2004 to present
Paul D. Tobias.....................     54    Chairman and Chief Executive               2004
  (See below for prior occupations)           Officer of the Corporation and
                                              Chairman of the Bank from
                                              December 2004 to present

The Corporation's Board has considered the independence of the nominees for election at the Annual Meeting and the continuing Directors under the rules of the Nasdaq Stock Market ("Nasdaq"). The Board has determined that all of the nominees and continuing Directors are independent under Nasdaq rules except Mr. Tobias, Chairman and Chief Executive Officer of the Corporation, Mr. Bess, Vice Chairman of the Corporation and President and Chief Executive Officer of the Bank and Mr. Stark, Executive Vice President and Chief Financial Officer of the Corporation and the Bank. Messrs. Tobias, Bess and Stark are not independent because of their services as Executive Officers of the Corporation.

EXECUTIVE OFFICERS

The Executive Officers of the Corporation serve at the pleasure of the Board of Directors. Set forth below are the current Executive Officers of the Corporation and a brief explanation of their principal employment during the last five years. Additional information concerning employment agreements of Executive Officers of the Corporation is included elsewhere in the Proxy under the heading "Executive Compensation".

PAUL D. TOBIAS -- Age 54 -- Chairman of the Board and Chief Executive Officer. Mr. Tobias was appointed to his present position with the Corporation and the Bank on December 16, 2004. Prior to this, Mr. Tobias served as Chief Executive Officer of Munder Capital Management from April of 1995 to October 1999. From January of 2000 to the present, he has served as Chairman and Chief Executive Officer of Mackinac Partners, LLC.

C. JAMES BESS -- Age 66 -- Vice Chairman. Mr. Bess has served as Vice Chairman of the Corporation and President and Chief Executive Officer of the Bank since December 16, 2004. Mr. Bess served as President and Chief Executive Officer of the Corporation and Bank from August 2003 to December 15, 2004. Prior to such time, Mr. Bess served as President and Chief Executive Officer of The Commercial and Savings Bank of Millersburg, Ohio from December 2000 to July 2003. Mr. Bess served as President and Chief Executive Officer of Security Dollar Bank of Niles, Ohio from February 2000 through November 2000. Mr. Bess was engaged as a consultant to various financial service companies from January 1, 1999 to February 2000.

JOSEPH E. PETTERSON -- Age 57 -- Executive Vice President. Mr. Petterson has served as Executive Vice President of the Corporation and the Bank since September 2003 and also Chief Financial Officer from February 2004 to December 15, 2004. Prior to such time, Mr. Petterson served as Assistant Director of the Bank and Trust Division of the State of Michigan Office of Financial and Insurance Services from 2001 through 2003. Mr. Petterson served on the Senior Staff of the Risk Division of the State of Michigan Office of Financial and Insurance Services in 2001, the Senior Staff of the Financial Institutions Policy Division of the State of Michigan Office of Financial and Insurance Services in 2000, and held the position of Risk Manager for the Office of the Commissioner of the State of Michigan Financial Institutions Bureau from 1998 through 2000.

ELIOT R. STARK -- Age 52 -- Executive Vice President and Chief Financial Officer. Mr. Stark was appointed to his current positions with the Corporation and the Bank on December 16, 2004. From June of 1995 to January of 2001, Mr. Stark served as Executive Vice President of Compuware Corporation. From January of 2001 to the present, he has served as the Managing Director of Mackinac Partners Consultants.

ERNIE R. KRUEGER -- Age 55 -- Senior Vice President and Controller. Prior to his current position with the Corporation, Mr. Krueger served as a financial consultant from 1997 to 2000 with First Union Securities and from 2000 to 2002 with Smith Barney.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Audit Committee

The Audit Committee is a separately-designated standing Committee of the Board of Directors established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee has responsibility for:

      - Appointing or replacing the Corporation's independent auditors

      - Overseeing the work of the independent auditors (including resolution of any disagreements between management and the auditors regarding financial reporting)

      - Reviewing the independent auditors' performance, qualifications and independence

      - Approving all auditing and permitted non-auditing services to be performed by the independent auditors with limited exceptions

      - Reviewing the Corporation's financial statements, internal audit function and system of internal controls

      - Overseeing compliance by the Corporation with legal and regulatory requirements and with the Corporation's Code of Business Conduct and Ethics

      - Producing the report required by federal securities regulations for inclusion in the Corporation's Proxy Statement.

The current members of the Audit Committee are Messrs. Paschke (chairman), Aspatore and Orley, all of whom are independent. The Board has determined that Mr. Paschke is an "audit committee financial expert" as that term is defined by the Securities and Exchange Commission. The Audit Committee held 12 meetings in 2004. All such meetings were with former members of the Corporation's Audit Committee.

Nominating Committee

The Nominating Committee is responsible for:

      - Identifying new candidates who are qualified to serve as Directors of the Corporation

      - Recommending to the Board of Directors the candidates for election to the Board and for appointment to the Board's Committees

      - Considering any nominations for Director submitted by shareholders.

The current members of the Nominating Committee are Messrs. Aspatore (chairman), Orley and Paschke. All members are independent under the Nasdaq Stock Market rules defining independence. The Nominating Committee held 3 meetings in 2004. All such meetings were held by former members of the Corporation's Nominating Committee. Current Directors, Messrs. Aspatore, Orley, Paschke, Stark and Tobias were appointed as a part of the recapitalization of the Corporation and not considered or approved by former members of the Nominating Committee.

The Board of Directors has adopted a Charter for the Nominating Committee. A copy of this Charter was filed, as Appendix A, with the Corporation's 2004 proxy.

The Nominating Committee will consider candidates nominated by shareholders in accordance with the procedures set forth in the Corporation's Bylaws and Articles of Incorporation. Under the Corporation's Bylaws and Articles of Incorporation, nominations other than those made by the Board of Directors or the Nominating Committee, must be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for election to the Board, together with the written consent of such person to serve as a Director, must be received by the Secretary of the Corporation not less than 60 nor more than 90 days prior to the first anniversary date of the Annual

Meeting of Shareholders in the immediately preceding year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.

With respect to each person proposed to be nominated, the Nominating Committee shall be provided with the following information: (i) the name, address (business and residence), date of birth, principal occupation or employment of such person (present and for the past five (5) years); (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]); and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of Directors pursuant to Section 14(a) of the Exchange Act. The Nominating Committee may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in the Bylaws and Articles of Incorporation.

Compensation Committee

The current Compensation Committee of the Board of Directors is comprised of Robert H. Orley (chairman), Walter J. Aspatore and Randolph C. Paschke, each of whom is independent under the Nasdaq Stock Market rules defining independence. Former Directors Messrs. Stanley J. Gerou II, Bernard A. Bouschor and John D. Lindroth were members of the Compensation Committee during 2004. Four meetings of this Committee were held in 2004. This Committee's primary functions are to recommend annually to the Board the salary of the Executive Officers, review with management the annual projected salary ranges and recommend those for Board approval, and review the written personnel policy and the employee benefit package annually. The primary responsibilities of the Compensation Committee are to ensure that the compensation available to the Board of Directors and officers of the Corporation:

      - Enables the Corporation to attract and retain high quality leadership;

      - Provides competitive compensation opportunities;

      - Supports the Corporation's overall business strategy; and

      - Maximizes shareholder value.

ATTENDANCE OF DIRECTORS

The Board of Directors held a total of 23 meetings during 2004. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the Committees on whom he served in 2004, other than Mr. Bouschor, who attended 52% of the meetings, and Mr. Ford, who attended no meetings in 2004, both of which no longer serve as Directors. There are no family relationships between or among any of the Directors, nominees, or Executive Officers of the Corporation.

COMMUNICATION WITH DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

The Corporation's Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any one or more of the individual Directors by mail, c/o Corporate Secretary, Mackinac Financial Corporation, 130 South Cedar Street, Manistique, MI 49854. All communications will be compiled by the Corporation's Corporate Secretary and submitted to the Board or the individual Directors on a regular basis unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Corporation's business, or communications that relate to improper or irrelevant topics.

It is the Corporation's policy that all of the Directors and nominees for election as Directors at the Annual Meeting attend the Annual Meeting except in cases of extraordinary circumstances. All of the nominees for election at the 2004 Annual Meeting of Shareholders and all other Directors attended the 2004 Annual Meeting of Shareholders except for Director Ronald G. Ford, who was excused and no longer serves as a Director. The Corporation expects all nominees and Directors to attend the 2005 Annual Meeting.

REMUNERATION OF DIRECTORS

Since November, 2002, the Directors of the Corporation have not received any compensation for their service as members of the Corporation's Board of Directors. Messrs. Aspatore, Bess, Bittner, Paschke, Stark and Tobias also served on the board of Directors of the Bank. In 2004 Mr. Bess was paid $1,000 per month in Director fees and Mr. Bittner was paid a retainer of $1,200 and $1,000 per month. The remainder of the current Directors of the Corporation and Bank received no fees in 2004. For 2005, the external, non-employee Directors of the Corporation and the Bank are expected to receive an annual retainer of $7,500, and a fee of $750 for each meeting that is held of the Board of Directors of the Corporation. Attendance is a requirement in order for the Director to be paid the monthly fee.

The Corporation's 2000 Stock Incentive Plan provides for the grant of options to eligible Directors (i.e., nonemployee Directors of the Corporation or the Bank) in addition to key employees. Options are granted at the discretion of the Compensation Committee of the Board of Directors of the Corporation. The term of each option is ten (10) years, subject to earlier termination in certain events, and the option price is 100% of fair market value on the date of grant. The options issued to Messrs. Tobias and Stark were granted at an exercise price of $9.75 per share which was the fair market value of the Corporation's common stock sold in the private placement to recapitalize the Corporation. No options were granted to Directors in 2004 other than those options granted to Messrs. Tobias and Stark.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation received by the named Executive Officers for the three years ended December 31, 2004:

                                             Annual                         Long-Term
                                          Compensation                    Compensation
                                       -------------------               ---------------
           Name and                                            Other        Number of         All Other
      Principal Position        Year    Salary     Bonus     Annual(2)   Options Granted   Compensation(3)
      ------------------        ----    ------     -----     ---------   ---------------   ---------------
Paul D. Tobias *..............  2004   $  6,923   $   -0-     $   -0-        150,005           $   -0-
  Chairman and Chief Executive
  Officer of the Corporation
  and Chairman of the Bank
C. James Bess.................  2004   $360,000   $907,740(1)  $12,000           -0-           $88,970
  Vice Chairman of the          2003   $152,163   $10,000     $ 5,000            -0-           $21,104
  Corporation and President
  and Chief Executive Officer
  of the Bank
Kelly W. George...............  2004   $175,000   $311,774(1)  $   -0-           -0-           $47,515
  Executive Vice President and
  Chief Lending Officer of the
  Bank
Joseph E. Petterson...........  2004   $175,000   $288,173(1)  $   -0-           -0-           $17,931
  Executive Vice President of
  the Corporation and the Bank
Eliot R. Stark *..............  2004   $  6,154   $   -0-     $   -0-        107,147           $   -0-
  Executive Vice President and
  Chief Financial Officer of
  the Corporation and the Bank
Ernie R. Krueger..............  2004   $131,667   $50,000(1)  $   -0-            -0-           $29,898
  Senior Vice President and
  Controller of the
  Corporation and the Bank

 * Compensation for Messrs. Tobias and Stark is shown from December 15, 2004 to December 31, 2004, the period in 2004 in which they served as Executive Officers.
(1) Represents payment pursuant to employee contract provision on change in control triggered by recapitalization of the Corporation.
(2) Represents Director fees paid.
(3) The amounts shown include the taxable amount of group life insurance cost paid by the Corporation for Messrs. Bess, $10,476, George, $336, Petterson, $1,608, and Krueger, $1,016. Other compensation for Messrs. Bess, George, Petterson and Krueger includes the amounts paid by the Corporation for housing, unused vacation payout, and the taxable portion of the benefit of a corporate owned auto provided for Mr. Bess ($3,955) and Mr. Krueger ($4,186).

EMPLOYMENT AND CONSULTING AGREEMENTS

The Corporation has employment agreements with Executive Officers as described below.

PAUL D. TOBIAS -- Mr. Tobias's agreement provides for him to be employed and appointed as our Chairman of the Board and the Chief Executive Officer of the Corporation and the Chairman of the Board of the Bank. He is to receive an initial annual base salary of $225,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. Tobias). His minimum bonus for 2005 is to be $25,000.

The agreement has an initial three-year term which renews for an additional year on each anniversary date of the agreement unless we or the Executive elects to not renew at least sixty (60) days prior to the renewal date.

In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to the executive at least substantially equivalent to other management employees holding comparable positions. The agreement also requires us to reimburse the executive for all reasonable out-of-pocket expenses in connection with his employment, including a car allowance of $750 per month and a per diem allowance for living expenses while in Manistique, Michigan, of at least $100 per day, not to exceed $1,000 in any calendar month, but subject to upward adjustment upon demonstration that the reasonable ordinary living expenses exceed the per diem amount. We have also agreed in the employment agreement to pay the executive's reasonable costs of an office in Oakland County and a personal secretary and other assistance unless we otherwise provide him with an office and support staff in that county.

Under the agreement, Mr. Tobias was awarded options under our 2000 Stock Incentive Plan to purchase 150,005 shares of common stock at an exercise price of $9.75 per share.

If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

           Reason for Termination                            Termination Payments
           ----------------------                            --------------------
By us for cause..............................    No termination payments required
By us without cause and not due to
  disability, or by the Executive for Good
  Reason.....................................    Three years; base salary, highest bonus and
                                                 benefits
Death........................................    One year; base salary and benefits
Disability...................................    Two years; base salary and benefits, subject
                                                 to reduction for long term disability
                                                 benefits received by the Executive
Following a Change in Control, either by
  Executive Good Reason or by us other than
  for cause or disability....................    Lump sum; 300% of aggregate of base salary
                                                 and highest bonus. Three years for benefits.
By Executive without Good Reason following a
  Change in Control..........................    Lump sum; 100% of base salary and highest
                                                 bonus
By mutual agreement..........................    Per the mutual agreement

The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code. Each agreement also provides for us to pay interest at an annual rate equal to 120% of the applicable federal rate and to indemnify the Executive for expenses, including reasonable attorneys' and consultants' fees, incurred to collect any unpaid amounts. We are also required to indemnify the executive for costs and expenses, on an as incurred basis, as a result of any dispute or controversy, regardless of the outcome of the dispute or controversy.

The agreement includes confidentiality obligations of the executive and provides that the executive will not engage in competitive activities while employed by us. If his employment is terminated, the restriction on executive's competitive activities will continue after termination in certain instances for a period of 1 to 3 years, depending on the reason for the termination.

C. JAMES BESS -- The employment agreement with Mr. Bess provides for him to be employed as the President and Chief Executive Officer of the Bank. The agreement has an initial 18 month term and will be extended for additional one-year periods unless one of the parties elects to terminate the agreement at the end of the then current term.

He is to receive base salary at the annual rate of $250,000 and an additional incentive bonus in accordance with our or the Bank's policy or plan. In addition, we are to provide him with a per diem allowance for living expenses while in Manistique, Michigan, of at least $100 per day, not to exceed $1,000 in any calendar month, but subject to upward adjustment upon demonstration that his reasonable ordinary living expenses exceed the per diem amount. In addition, we are to provide him with the use of the automobile presently used by him. He will also be entitled to participate in our and the Bank's employee benefit plans as are made generally available to the executives.

The agreement provides that if his employment is terminated as a result of his disability, by us without cause or if we elect to not extend the term of the agreement, he will be entitled to his base salary for a period of one year, except that, if termination occurs during the initial 18 month period, he will only be entitled to the payments for the shorter on one year or the balance of the initial period. The agreement include confidentiality obligations, but does not include any non-competition provisions.

KELLY W. GEORGE -- Mr. George's agreement provides for him to be employed and appointed as our Executive Vice President and Chief Lending Officer of the Bank. He is to receive an initial annual base salary of $175,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. George).

The agreement has an initial three-year term which renews for additional one-year terms after the initial employment period unless we or the executive elects not to renew prior to the termination date.

In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to the executive at least substantially equivalent to other management employees holding comparable positions. The agreement also requires us to reimburse the executive for all reasonable out-of-pocket expenses in connection with his employment, including a car allowance of $450 per month and monthly living expense of $1,350.

Under the agreement, Mr. George is to be awarded options under our 2000 Stock Incentive Plan to purchase 20,000 shares of common stock at an exercise price equal to the market value at date of grant.

If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

           Reason for Termination                            Termination Payments
           ----------------------                            --------------------
By death, us for cause, or expiration of
  employment contract term...................    No termination payments required
By us without cause or disability............    The greater of one year or remainder of
                                                 contract term, base salary, highest bonus and
                                                 benefits
Following a Change in Control, either by
  Executive Good Reason or by us other than
  for cause or disability....................    Lump sum; 200% of aggregate of base salary
                                                 and highest bonus.
By mutual agreement..........................    Per the mutual agreement

The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code.

The agreement includes confidentiality obligations of the executive and provides that the executive will not engage in competitive activities while employed by us. If his employment is terminated, the restriction on executive's competitive activities will continue after termination in certain instances for a period of 1 to 3 years, depending on the reason for the termination.

ELIOT R. STARK -- Mr. Stark's agreement provides for him to be employed and appointed as our Executive Vice President and Chief Financial Officer of the Corporation and the Bank. He is to receive an initial annual base salary of $200,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. Stark). His minimum bonus for 2005 is to be $25,000.

The agreement has an initial three-year term which renews for an additional year on each anniversary date of the agreement unless we or the executive elects to not renew at least sixty (60) days prior to the renewal date.

In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to the executive at least substantially equivalent to other management employees holding comparable positions. The agreement also requires us to reimburse the executive for all reasonable out-of-pocket expenses in connection with his employment, including a car allowance of $750 per month and a per diem allowance for living expenses while in Manistique, Michigan, of at least $100 per day, not to exceed $1,000 in any calendar month, but subject to upward adjustment upon demonstration that the reasonable ordinary living expenses exceed the per diem amount. We have also agreed in the employment agreement to pay the executive's reasonable costs of an office in Oakland County and a personal secretary and other assistance unless we otherwise provide him with an office and support staff in that county.

Under the agreement, Mr. Stark is to be awarded options under our 2000 Stock Incentive Plan to purchase 107,147 shares of common stock at an exercise price of $9.75 per share.

If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

           Reason for Termination                            Termination Payments
           ----------------------                            --------------------
By us for cause..............................    No termination payments required
By us without cause and not due to
  disability, or by the Executive for Good
  Reason.....................................    Three years; base salary, highest bonus and
                                                 benefits
Death........................................    One year; base salary and benefits
Disability...................................    Two years; base salary and benefits, subject
                                                 to reduction for long term disability
                                                 benefits received by the Executive
Following a Change in Control, either by
  Executive Good Reason or by us other than
  for cause or disability....................    Lump sum; 300% of aggregate of base salary
                                                 and highest bonus. Three years for benefits.
By Executive without Good Reason following a
  Change in Control..........................    Lump sum; 100% of base salary and highest
                                                 bonus
By mutual agreement..........................    Per the mutual agreement

The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code. Each agreement also provides for us to pay interest at an annual rate equal to 120% of the applicable federal rate and to indemnify the executive for expenses, including reasonable attorneys' and consultants' fees, incurred to collect any unpaid amounts. We are also required to indemnify the executive for costs and expenses, on an as incurred basis, as a result of any dispute or controversy, regardless of the outcome of the dispute or controversy.

The agreement includes confidentiality obligations of the executive and provides that the executive will not engage in competitive activities while employed by us. If his employment is terminated, the restriction on executive's competitive activities will continue after termination in certain instances for a period of 1 to 3 years, depending on the reason for the termination.

ERNIE R. KRUEGER -- Mr. Krueger's agreement provides for him to be employed and appointed as our Senior Vice President and Controller of the Corporation and the Bank. He is to receive an initial annual base salary of $135,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. Krueger).

The agreement has an initial three-year term which renews for additional one-year terms after the initial employment period unless we or the executive elects not to renew prior to the termination date.

In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to the executive at least substantially equivalent to other management employees holding comparable positions. The agreement also requires us to reimburse the executive for all reasonable out-of-pocket expenses in connection with his employment, including a car allowance of $450 per month and a living expense of $1,000.

Under the agreement, Mr. Krueger is to be awarded options under our 2000 Stock Incentive Plan to purchase 5,000 shares of common stock at an exercise price equal to the market value at date of grant.

If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

           Reason for Termination                            Termination Payments
           ----------------------                            --------------------
By death, us for cause, or expiration of
  employment contract term...................    No termination payments required
By us without cause or disability............    The greater of one year or remainder of
                                                 contract term, base salary and highest bonus
                                                 and benefits
Following a Change in Control, either by
  Executive Good Reason or by us other than
  for cause or disability....................    Lump sum; 200% of aggregate of base salary
                                                 and highest bonus.
By mutual agreement..........................    Per the mutual agreement

The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code.

OPTION GRANTS IN LAST FISCAL YEAR

The Corporation's 2000 Stock Incentive Plan provides for the grant of options to key employees of the Corporation as well as eligible Directors. Options are granted at the discretion of the Compensation Committee of the Board of Directors of the Corporation. The term of each option is up to ten (10) years, subject to earlier termination in certain events, and the option price is 100% of fair market value on the date of grant.

The following table provides information on options granted in 2004 to the executive listed in the Executive Compensation Table and the potential realizable value of the options:

                                                                                                Assumed Annual
                                                                                                Rates of Stock
                                            Percent of Total                                   Appreciation of
                        Number of Shares    Options Granted                                      Option Term
                           Underlying       to Employees in    Exercise Price    Expiration    ---------------
                         Options Granted      Fiscal Year         Per Share         Date        5%        10%
                        ----------------    ----------------   --------------    ----------     --        ---
Paul D. Tobias........       150,005              58%               $9.75        12/14/2014   $73,127   $146,255
C. James Bess.........            --               0%                 N/A               N/A   $    --   $     --
Kelly W. George.......            --               0%                 N/A               N/A   $    --   $     --
Joseph E. Petterson...            --               0%                 N/A               N/A   $    --   $     --
Eliot R. Stark........       107,147              42%               $9.75        12/14/2014   $52,234   $104,468
Ernie R. Krueger......            --               0%                 N/A               N/A   $    --   $     --

AGGREGATE STOCK OPTION EXERCISES IN 2004 AND YEAR-END OPTION VALUES

The following table provides information on the exercise of stock options during 2004 by the executives listed in the Summary Compensation Table and the value of unexercised options at December 31, 2004.

                                                   Number of Shares           Value of Unexercised
                        Shares                  Underlying Unexercised        In-the-Money Options
                       Acquired                   Options at 12/31/05            at 12/31/04(1)
                          on       Value     -----------------------------  -------------------------
                       Exercise   Realized   # Exercisable/# Unexercisable  Exercisable/Unexercisable
                       --------   --------   -----------------------------  -------------------------
Paul D. Tobias.......    -0-        $-0-             70,502/79,503              $597,152/$673,390
C. James Bess........    -0-        $-0-                -0-/-0-                     $-0-/$-0-
Kelly W. George......    -0-        $-0-                -0-/-0-                     $-0-/$-0-
Joseph E.
  Petterson..........    -0-        $-0-                -0-/-0-                     $-0-/$-0-
Eliot R. Stark.......    -0-        $-0-             50,359/56,788              $413,950/$466,797
Ernie R. Krueger.....    -0-        $-0-                -0-/-0-                     $-0-/$-0-

(1) Values are based on the difference between the last reported sale price of the Corporation's common stock on December 31, 2004 ($17.97), and the exercise prices of the options.

EQUITY COMPENSATION PLAN INFORMATION

The following table reflects information about the securities authorized for issuance under the Corporation's equity compensation plans as of December 31, 2004.

                                          (a)                    (b)                     (c)
                                          ---                    ---                     ---
                                                                                Number of Securities
                                                                               Remaining Available for
                                  Number of Securities    Weighted-Average      Future Issuance Under
                                   to Be Issued Upon      Exercise Price of      Equity Compensation
                                      Exercise of            Outstanding          Plans (Excluding
                                  Outstanding Options,    Options, Warrants     Securities Reflected
        Plan Category             Warrants and Rights        and Rights            in Column (a))
        -------------             --------------------    -----------------    -----------------------
Equity compensation plans
  approved by security
  holders.....................          282,999                $34.55                  138,899
Equity compensation plans not
  approved by security
  holders.....................              N/A                $  -0-                      N/A
                                        -------                ------                  -------
  TOTAL.......................          282,999                $34.55                  138,899
                                        =======                ======                  =======

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

Members of the Compensation Committee who served during 2004 were former Directors Messrs. Stanley J. Gerou, Bernard A. Bouschor and John D. Lindroth, who resigned effective with the recapitalization of the Corporation, and were replaced with Robert H. Orley (Chairman), Walter J. Aspatore and Randolph C. Paschke. All members are considered independent.

                         COMPENSATION COMMITTEE REPORT

Decisions on the compensation of the Corporation's Executive Officers in 2004 were made by the Board's Compensation Committee comprised of nonemployee Directors. The current Compensation Committee consists of Robert H. Orley (Chairman), Walter J. Aspatore and Randolph C. Paschke. This Committee report addresses the Corporation's compensation policies and programs for the year ended December 31, 2004.

Base Salary -- Excluding consideration of other relevant factors, which may include individual performance, experience, expertise and tenure, the Board intends to maintain the base salaries of the Corporation's Executive Officers and senior managers within peer group levels.

The Compensation Committee considered numerous factors to determine the compensation package and employment agreement relative to Mr. Bess. Factors considered included Mr. Bess' prior experience with troubled institutions, his previous success in turnaround of these institutions and the relative immediate needs of the Corporation.

Annually, the Committee reviews and approves the Corporation's annual salary structure and benefit programs for consideration by the entire Board of Directors. The Committee's recommendation is based upon compensation levels established by the Corporation's peers and evaluations by consultants.

Long-Term Incentives -- To align the interests of its Executive Officers and senior managers with the Corporation's shareholders, the Board's compensation strategy provides for a 401(k) matching contribution and equity-based compensation under the Corporation's stock compensation plans. Each of the Corporation's compensation plans has been adopted by the Board of Directors, and the equity-based compensation plans have been approved by the Corporation's shareholders.

The Compensation Committee did not consider or approve of the executive compensation concerning Mr. Tobias and Mr. Stark. The compensation and employment contracts of Mr. Tobias, Mr. Bess and Mr. Stark were included with the recapitalization of the Corporation which was approved at a Special Meeting of the Shareholders of the Corporation held on November 18, 2004.

                             Compensation Committee
         Robert H. Orley     Walter J. Aspatore     Randolph C. Paschke

                             AUDIT COMMITTEE REPORT

The Corporation has established an Audit Committee of the Board of Directors, which currently consists of Randolph C. Paschke (Chairman), Walter J. Aspatore and Robert H. Orley.

The Board of Directors has determined that each of the Audit Committee members is independent, as independence for Audit Committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written Audit Committee Charter. A copy of the Charter was included as Appendix B on the Corporation's 2004 Proxy.

The Audit Committee has reviewed and discussed the Corporation's audited financial statements with management.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditors' independence.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with the independent accountant the independent accountant's independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for 2004.

                                Audit Committee
         Randolph C. Paschke     Walter J. Aspatore     Robert H. Orley

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes fees for professional services rendered by Plante & Moran, PLLC, the principal accountant for the years ended December 31, 2004 and 2003:

                                                                2004       2003
                                                                ----       ----
Audit fees(1)...............................................  $105,000   $115,000
Audit-related fees(2).......................................     8,475        -0-
Tax fees(3).................................................    34,133        -0-
All other fees(4)...........................................   131,142    197,561
                                                              --------   --------
Total fees..................................................  $278,950   $312,561
                                                              ========   ========

(1) Audit fees consist of fees billed for professional services performed by Plante & Moran for the audit of the Company's annual financial statements and internal control over financial reporting included in Form 10-K, the review of financial statements included in the Company's 10-Q filings and services that are normally provided in connection with regulatory filings or engagements.
(2) Represents fees for review and audit of employee 401k employee benefit plan.
(3) Represents fees billed for tax services, including tax reviews and planning. For 2004, a majority of the fees in this category represent preparation of 2005 consolidated tax returns and carryback of the 2003 net operating loss to prior period tax returns.
(4) The majority of all other fees, $85,497, represent fees paid for a forensic audit of activities involving former employees of the Corporation. The remainder of all other fees, $45,645, represents fees for services provided relating to the recapitalization of the Corporation.

The Audit Committee is required to review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to de minimis exceptions permit by the Sarbanes-Oxley Act of 2002). During 2004, all services provided by Plante Moran, PLLC were pre-approved by the Audit Committee. To the extent required by the rules of the Nasdaq Stock Market or any other applicable legal or regulatory requirements, approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

                INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

Certain of the Directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been Directors or officers of corporations, or members of partnerships or limited liability companies, which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such transactions
(i) were made in the ordinary course of business, (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and (iii) did not involve more than normal risk of collectibility or present other unfavorable features. The only outstanding indebtedness to Directors and Executive Officers as of December 31, 2004 was a real estate mortgage loan to Dennis B. Bittner. This loan, with an original balance of $175,000, had a balance of $63,400 at December 31, 2004.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

As of April 25, 2004, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Corporation, except as follows:

                Name and Address of                     Amount and Nature of
                  Beneficial Owner                      Beneficial Ownership     Percent of Class
                -------------------                     --------------------     ----------------
Financial Stocks Capital............................    340,000 Common Shares          9.9%
Partners III LP
441 Vine Street, Suite 507
Cincinnati, OH 45202

Gerlach & Co. ......................................    300,000 Common Shares          8.7%
FBO Banc Fund VI LP
C/O Midbanc VI LP
208 LaSalle Street, Suite 1680
Chicago, IL 60604

Hot Creek Ventures 2, LP............................    300,000 Common Shares          8.7%
6900 South McCarran Blvd., Suite 3040
Reno, NV 89509

Axia Partners Qualified LP..........................    298,206 Common Shares          8.7%
C/O Axia Capital Management LLC
425 Eagle Rock Avenue
Roseland, NJ 07068

Wellington Management Company LLP...................    212,380 Common Shares          6.2%
75 State Street
Boston, MA 02109

The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the Corporation's Directors, each of the Executive Officers listed in the Summary Compensation Table and by all Directors and Executive Officers of the Corporation as a group, as of

April 25, 2004. Except as noted, beneficial ownership is direct and the person indicated has sole voting and investment power.

                                                         Amount and Nature of
              Name of Beneficial Owner                  Beneficial Ownership(1)    Percent of Class
              ------------------------                  -----------------------    ----------------
Walter J. Aspatore..................................              2,564                    *
C. James Bess.......................................                -0-                    *
Dennis B. Bittner...................................                387(1)                 *
Kelly W. George.....................................                -0-                    *
Ernie R. Krueger....................................                -0-                    *
Robert H. Orley.....................................             25,641                    *
Randolph C. Paschke.................................              5,128                    *
Joseph E. Petterson.................................                -0-                    *
Eliot R. Stark......................................             75,988(1)               2.1%
Paul D. Tobias......................................            111,528(1)(2)            3.1%
                                                                -------                  ---
All Directors and Executive Officers as a group (10
  persons)..........................................            211,236(1)               6.2%
                                                                =======                  ===

 *  Less than 1.0%
(1) Includes options for Mr. Bittner (325), Mr. Stark (50,347), Mr. Tobias (70,502), and for all Directors and officers as a group (121,174).
(2) Includes 10,256 shares owned by Tobias Capital LLC which is 35% owned by Mr. Tobias and his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of filings furnished to it, the Corporation believes that during 2004 all applicable
Section 16(a) filing requirements were complied with.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the NASDAQ Bank Stocks Index and the NASDAQ Market Index for the five-year period ended December 31, 2004. The following information is based on an investment of $100, on December 31, 1999 in the Corporation's common stock, the NASDAQ Bank Stocks Index, and the NASDAQ Market Index, with dividends reinvested. Prior to April 18, 2000, there had been only limited trading in the Corporation's common stock, there had been no market makers for such shares, and the Corporation's common stock had not traded on any stock exchange or on the NASDAQ market. Accordingly, the returns reflected in the following graph and table for the period prior to April 18, 2000 are based on sale prices of the Corporation's stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware. Between April 18, 2000 and August 30, 2001, the Corporation's common stock was traded on the NASDAQ Bulletin Board. From August 31, 2001 to December 15, 2004, the Corporation's common stock traded on the NASDAQ SmallCap Market under the symbol "NCFC." Effective with the recapitalization and the 20:1 reverse stock split on December 16, 2005, the Corporation's stock began trading on the NASDAQ Small Cap Market under the symbol "MFNC".

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG MACKINAC FINANCIAL CORPORATION
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

(PERFORMANCE GRAPH)

                   ASSUMES $100 INVESTED ON DECEMBER 31, 1999
                      ASSUMES DIVIDEND PAYMENTS REINVESTED
                        FISCAL YEARS ENDING DECEMBER 31

                                                 1999      2000      2001      2002      2003      2004
                                                 ----      ----      ----      ----      ----      ----
Mackinac Financial Corporation                  100.00     32.23     39.65     13.45      9.72      4.99
NASDAQ Bank Stocks Index                        100.00    111.95    122.13    124.29    159.26    176.43
NASDAQ Market Index                             100.00     62.85     50.10     34.95     52.55     56.97

Source: Media General Financial Services, Richmond, Virginia.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS

The financial statements of the Corporation for the year ended December 31, 2004 have been examined by Plante & Moran, PLLC, an independent registered public accounting firm. A representative of Plante & Moran, PLLC is expected to be at the meeting and will have an opportunity to make a statement and will be available to answer appropriate questions. Plante & Moran, PLLC has been appointed by the Audit Committee of the Board of Directors as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2004 and 2005.

CHANGES OF ACCOUNTANTS

There was no change of the Corporation's independent public accountants during 2003 and 2004.

                             SHAREHOLDER PROPOSALS

A proposal submitted by a shareholder for the 2006 Annual Meeting of Shareholders must be sent to the Secretary of the Corporation, 130 South Cedar Street, Manistique, Michigan 49854 and must be received by the Corporation no later than January 25, 2006 to be eligible for inclusion in the Corporation's proxy materials for the 2006 Annual Meeting of Shareholders. A shareholder proposal must (i) comply with the other requirements in the Corporation's Bylaws and Articles of Incorporation as to form and content, and (ii) be received by the Corporation (a) at least 30 days prior to the meeting, or (b) not later than the close of business on the (10th) day following the date on which notice of the scheduled meeting was first mailed to the shareholders, if less than 40 days notice of the meeting is given by the Corporation, in order to be considered at the meeting.

                                 OTHER MATTERS

A shareholder who intends to present a proposal to the 2005 Annual Meeting of Shareholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Corporation with notice of such intention by at least April 24, 2005, or the persons named in the proxy to vote the proxies will have discretionary voting authority at the 2005 Annual Meeting with respect to any such proposal without discussion of the matter in the Corporation's proxy statement.

The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should properly come before the meeting, the proxy will be voted regarding the matter in accordance with the best judgment of the persons authorized in the proxy, and discretionary authority to do so is included in the proxy.

The cost of soliciting proxies will be borne by the Corporation. If requested, the Corporation will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone, facsimile or in person, without compensation other than their regular compensation.

The Annual Report of the Corporation for 2004 is included with this proxy statement. Copies of the report will also be available for all shareholders attending the annual meeting.

THE ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED FREE TO SHAREHOLDERS UPON WRITTEN REQUEST. WRITE SHAREHOLDER RELATIONS DEPARTMENT, MACKINAC FINANCIAL CORPORATION, 130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN 49854.

Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

/X/ PLEASE MARK VOTES                                   REVOCABLE PROXY
    AS IN THIS EXAMPLE                          MACKINAC FINANCIAL CORPORATION


                                                                                                                   WITH-  FOR ALL
                                                                                                        FOR ALL  HOLD ALL  EXCEPT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.        1.  Election of Directors                       / /      / /      / /
                                                              (except as marked to the contrary below):
     The undersigned hereby appoints
Paul D. Tobias and C. James Bess, or                          C. JAMES BESS
either of them, with power of                                 DENNIS B. BITTNER
substitution in each, proxies to vote,
as designated hereon, all of the
undersigned's shares of Common Stock of
MACKINAC FINANCIAL CORPORATION, at the
Annual Meeting of Shareholders to be
held at the Comfort Inn, 726 East
Lakeshore Drive, Manistique, MI 49854,                    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
on May 25, 2005, at 5:00 p.m., and any                    NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
and all adjournments thereof:                             PROVIDED BELOW.


                                                          --------------------------------------------------------------------------


                                                          2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                              OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY
                                                              ADJOURNMENT THEREOF.


                                                              The Board of Directors recommends a vote "FOR" the nominees listed above.

                                                              PROPERLY EXECUTED PROXIES WILL BE VOTED AS MARKED AND, IF NOT MARKED,
                                                          WILL BE VOTED "FOR" ALL OF THE NOMINEES.

                                                                                     YOUR VOTE IS IMPORTANT.

                                                              Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly returning your completed proxy in the enclosed postage-paid envelope which is addressed to our tabulation service at:


                                    ------------------------
Please be sure to sign and date         Date
this Proxy in the box below.                                                     Registrar and Transfer Company
------------------------------------------------------------                           10 Commerce Drive
                                                                                 Cranford, New Jersey 07016-3572


--Stockholder sign above----Co-holder (if any) sign above---


                          \/ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. \/

                                                   MACKINAC FINANCIAL CORPORATION
                                                       130 SOUTH CEDAR STREET
                                                     MANISTIQUE, MICHIGAN 49854

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     Please date, sign exactly as your name appears hereon, and mail promptly in the enclosed envelope which requires no postage if mailed in the United States. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If shares are held jointly both owners must sign.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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